                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of this 21st day of October, 1996 between American Film Technologies, Inc., 300 Park Avenue, 17th Floor, New York, New York 10022 (the "Company"), and D. Porter Bibb, c/o Ladenburg, Thalmann & Co., Inc., 540 Madison Avenue, New York, New York 10022.

                             W I T N E S S E T H:
                             --------------------

         WHEREAS, the Company is in need of additional capital to continue to finance its operations and to continue its business; and

         WHEREAS, Purchaser is willing to acquire from the Company Five Hundred Thousand Shares (500,000) shares of $.002 par value per share common stock of the Company (the "Common Stock") (the "Purchased Shares") for an aggregate purchase price of Seventy Five Thousand Dollars ($75,000) (the "Purchase Price");

         WHEREAS, the Company is willing to sell to the Purchaser the Shares for the Purchase Price and such other terms and conditions as set forth herein; and

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Purchaser agree as follows:

         1. Purchase and Sale of the Shares. On or before 6:00 Los Angeles time on October 18, 1996, upon satisfaction of the conditions set forth in Section 2 below, the Company shall sell to Purchaser and Purchaser shall purchase from the Company the Shares for the Purchase Price (the "Sale").

         2. Conditions Precedent, Delivery of the Shares.

             (a) The obligations of the Company hereunder shall be subject to and conditioned upon the satisfaction of all of the following conditions:

                 (i) The execution of this Agreement by the parties hereto;

                 (ii) The completion, execution and delivery by the Purchaser to the Company of the Purchaser's Questionnaire, attached hereto as Exhibit "A";

                 (iii) The delivery by the Purchaser to the Company of the Purchase Price;

                 (iv) All of the representations and warranties of the Purchaser contained herein remain true and correct; and

                 (v) The Execution of the Registration Undertaking, as attached hereto as Exhibit A-1.

             (b) Upon satisfaction of all of the conditions precedent set forth in Section 2(a) above, the Company shall cause to be delivered to the Purchaser at the address set forth in Section 7(b) below a stock certificate representing the Shares. Said stock certificate shall contain a restrictive legend substantially similar to that set forth in Section 7 below (the "Certificate").

         3. Representations of the Company. The Company represents and warrants that:

             (a) the representations and warranties of the Company in this Agreement shall have been true and correct in all material respects on the date of this Agreement, and they shall be true and correct in all material respects as of the Closing with the same force and effect as though made at the Closing.

             (b) upon issuance, the Shares will be (i) validly issued, fully paid and nonassessable; and (ii) free of any liens or encumbrances;

             (c) the Sale has been duly authorized and approved;

             (d) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is presently being conducted. The Company is duly qualified to do business as a foreign corporation in the State of California and is qualified to do business as a foreign corporation in all other jurisdictions where the failure to qualify would result in a material adverse effect on the Company's business and operations taken as a whole;

             (e) the Company has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform the its obligations hereunder. This Agreement, and all related agreements, has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. No authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body is required for the execution of this Agreement and the consummation of the transactions contemplated hereby, including the valid authorization, issuance, sale, delivery, of the Shares under the Agreement;

             (f) the execution, delivery and performance of this Agreement by the Company, the consummation of the Company of the transactions contemplated herein and the compliance of the Company with the terms of this Agreement, do not, and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of the Articles of Incorporation or By-Laws of the Company, (ii) result in a breach or conflict with any of the terms or provisions of any agreement or instrument to which the Company is a party, or constitute a default under or result in the modification or termination of, any agreement to which the Company is a party, except where such breach or conflict would not have a material adverse effect on the business, operations or finanacial condition of the Company taken as a whole, (iii) result in any violation of any existing applicable law, rule, regulation, judgment, or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties in business, except where the effect of such violation would not have a material effect on the business, operations or financial condition of the Company taken as a whole;

             (g) the Company has 100,000,000 shares of capital stock as follows:

                 (i) 10,000,000 shares of preferred stock of which no shares are outstanding and 10,000,000 preferred shares of are subject to outstanding options; and

                 (ii) 90,000,000 shares of Common Stock of which 70,900,644 are issued and outstanding and 16,278,00 of which are subject to outstanding options and possible stock grants.

             (h) the financial statements included in the Company's 10-K Report for the year ended June 30, 1996 (the "Financial Statements"), were, except as otherwise noted therein, prepared in accordance with generally accepted accounting principles consistently applied and to the best of the Company's knowledge are true and correct and fairly present the financial condition of the Company as of such date and results of its operations for the fiscal year ending on June 30, 1996;

             (i) except as set forth in Schedule 3(i), and except for (x) expenses and obligations incurred in the ordinary course of the Company's business as presently conducted, (y) in connection with professional fees, or
(z) with respect to pre-existing contracts or agreements, since the date of the Financial Statements there has not been (i) any change in the business, results of operations, assets, or financial condition or prospects or in the manner of conducting the business of the Company which individually or in the aggregate has had or may have a material adverse effect on the business, results of operations, assets, financial condition or prospects of the Company and (ii) any damage, destruction or loss, whether covered by insurance or not, which has had or will have a material adverse effect on the business, results of operations, assets, financial condition or prospects of the Company.

             (j) except as set forth in the Financial Statements, the Company does not have any outstanding loan obligations.

             (k) to the best of the Company's knowlege there are no claims, actions, suits, litigation, proceedings, governmental investigations or arbitration proceedings pending or threatened in writing, against the Company involving the business or properties of the Company which if determined adversely to the Company, would have a material adverse effect on the business, operations or financial condition of the Company taken as a whole.

             (l) except as set forth in Schedule 3(l) to this Agreement, there are no existing subsidiaries of the Company.

             (m) except as set forth in Schedule 3(m) to this Agreement and contained in the SEC Reports (hereinafter defined), attached as Exhibit B, the Company is not a party to any material agreements. For the purposes hereof the SEC Reports are defined as:

                 i. The Company's Form 10-K Report for its fiscal year ended June 30, 1995;

                 ii. The Company's Form 10-Q Reports for the fiscal quarters ended September 30, 1995, December 31, 1995 and March 31, 1996; and

                 iii. The Company's Form 10-K Report for the fiscal year ended June 30, 1996.

             (n) the Company currently has in effect directors' and officers' liability insurance and such other liability and property insurance as the Company deems appropriate.

             (o) the Company has filed, caused to be filed or obtained extensions to file all federal, state and local income tax returns which are required to be filed by it, and has paid, or caused to be paid, or to the best of the Company's knowledge has (i) made adequate provision on its books in accordance with generally accepted accounting principles amounts sufficient for the payment of, all taxes as shown on said returns or on any assessment received by them, to the extent that the taxes have become due, and (ii) made all estimated tax payments required to be made by it to avoid the imposition of penalties, interest and other additions to tax;

             (p) except as set forth in or scheduled as Exhibits to the SEC Reports there are no existing labor and employment agreements;

             (q) to the best of the Company's knowledge, the Company is not in violation of any applicable law, rule regulation, judgment, order, or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or its properties or businesses where such violation would have a material adverse effect on the Company's operations, business or financial condition taken as a whole.

             (r) to the best of the Company's knowledge, there is currently no litigation pending or threatened in writing, seeking to enjoin or otherwise prohibit the transactions contemplated hereby.

For the purposes hereof "To the best of the Company's knowledge" means the actual current knowledge of Gerald Wetzler or John Karl without any duty to investigate.

Except as expressly set forth above, the Company makes no representations or warranties of any kind or nature to the Purchaser.

         4. Representations of Purchaser.

            Purchaser represents and warrants in favor of the Company that:

             (a) it is acquiring the Shares for its own account, for investment purposes only, and not with a view to or for the resale, distribution or assignment thereof, in whole or in part;

             (b) it understands that the offer and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), and under the laws of any other jurisdiction; that the Company does not intend and is under no obligation to so register the Shares; that the Shares may not therefore be sold, assigned, pledged or otherwise transferred unless subsequently registered under the Act or pursuant to an exemption therefrom; and that legends to the foregoing effect will be placed on the Certificate evidencing the Shares;

             (c) Purchaser has the financial ability to bear the economic risk of its investment in the Company, including its possible loss, has adequate means of providing for his current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

             (d) Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Shares;

             (e) Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended;

             (f) Purchaser has been given the opportunity to ask questions of and receive answers from the representatives of the Company concerning the Company, the Shares, the terms and conditions of the Sale and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information as Purchaser deemed necessary to verify the accuracy of the information provided in order for it to evaluate the merits and risks of an investment in the Company and has not been furnished any offering literature or prospectus except the SEC Reports;

             (g) Purchaser is not acquiring the Shares as a result of or subsequent to:

                 i. any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

                 ii. any seminar or meeting whose attendees, including the Purchaser, had been invited as result of, subsequent to or pursuant to any of the foregoing.

             (h) Any information which the Purchaser has heretofore furnished to the Company with respect to its financial position and business experience, including without limitation its Purchaser Questionnaire, attached hereto as Exhibit "A", is complete and correct as of the date of this Agreement and if there should be any material change in such information at any time prior to or after acceptance of the Sale, the Purchaser will immediately furnish such revised or corrected information to the Company.

             (i) Purchaser and/or Purchaser's investment advisors, if any, have carefully read and reviewed this Agreement, Exhibit A hereto and the SEC Documents and understand the risks of, and other considerations relating to, a purchase of Sale, including, but not limited to, the risks set forth under "Risk Factors" in the Company's draft 1996 Form 10-K Report, attached as Exhibit C. In connection therewith, Purchaser is aware of the fact that the Company has recently emerged from a Chapter 11 Bankruptcy proceeding, has not engaged in ongoing business operations in over thirty (30) months and will need additional financing in order to remain in business and significant additional financing thereafter to implement its business plan.


         5. Indemnification.

         The Purchaser understands the meanings and legal consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Company and its officers and directors from and against any loss, damage, liability, claim and expense whatsoever, including but not limited to any and all legal expenses, due to or arising out of a breach of any representation or warranty of the Purchaser, whether contained in this Agreement or the Purchaser's Questionnaire, or any failure by the undersigned to fulfill any covenants or agreements set forth herein or therein or arising out of the sale or distribution by the Purchaser of any Shares in violation of the Act or any applicable state Securities laws. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under Federal or state securities laws. Notwithstanding the foregoing, the Company agrees that in no event shall the liability of the Purchaser pursuant to Section 6 exceed $75,000.

         6. Legends

         Purchaser agrees that all Certificates representing the Shares shall have endorsed thereon a legend in substantially the following form:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR APPROVED BY ANY FEDERAL OR STATE REGULATORY AGENCY, INCLUDING BUT NOT LIMITED TO THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE ACT, OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE DISCRETION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION OR QUALIFICATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

         7. MISCELLANEOUS.

             (a) Finders Fees. Wetzler and Purchaser each acknowledges that he or it has not, directly or indirectly, dealt with anyone acting as a broker, finder or in a similar capacity, or has incurred any obligation for any brokerage, finders' or similar fee or commission in connection with this Agreement or any of the transactions contemplated hereby.

             (b) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given
(i) upon delivery, if personally delivered, sent by commercial over night courier (e.g. Federal Express or DHL), or telefaxed with confirmation copy sent the same day by first class U.S. mail (postage prepaid); or (ii) upon the expiration of the fifth (5th) business day after deposit, if mailed by first-class, registered or certified U.S. mail, postage prepaid. All notices shall be addressed to each party at the following address:

             If to the Company:

               Gerald M. Wetzler
               Chief Executive Officer
               300 Park Avenue
               17th Floor
               New York, New York 10022

               Fax No. (212) 572-6460

             With a copy to:

               Barry L. Burten, Esq.
               Jeffer, Mangels, Butler & Marmaro LLP
               2121 Avenue of the Stars
               10th Floor
               Los Angeles, CA. 90067

               Fax No. (310) 785-5384

             If to Purchaser:

               D. Porter Bibb
               c/o Ladenburg, Thalmann & Co., Inc.
               540 Madison Avenue
               New York, New York 10022

               Fax No. (212) 644-6515

or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this section.

             (c) Entire Agreement. This Agreement, together with any related documents referred to in this Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter. No amendment, change or modification of this Agreement be valid unless in writing and signed by all of the parties hereto.

             (d) Waiver. No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

             (e) Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

             (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (g) Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Should there be any conflict between any such heading and the section at the head of which it appears, the section and not such heading shall control.

             (h) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereby consent to the exclusive jurisdiction of the state or federal courts located in the State of New York for the resolution of any disputes arising out of this Agreement.

             (i) Successors and Assigns. All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal or personal representatives, successors and assigns; provided however, except by operation of law, neither party can assign their obligations under the Agreement, without consent of the other.

             (j) Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

             (k) Attorney's Fees. If any legal action or any other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first set forth above.

                                        AMERICAN FILM TECHNOLOGIES, INC.


                                        By: _______________________________
                                                 Gerald M. Wetzler
                                                 Chief Executive Officer


                                        -----------------------------------
                                        D. Porter Bibb

                             PURCHASER QUESTIONNAIRE



         You are being requested to answer questions in connection with the proposed offer and sale, pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") and in particular, Rule 505 of Regulation D, of shares of the Common Stock, $.002 par value per share (the "Shares') of American Film Technologies, Inc,, a Delaware corporation (the "Company"). The availability of the exemption depends, in part, on a determination that each purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D.

         The information supplied will be used in determining whether the sale of the Shares meets such criteria. The information will be kept confidential and will not be disclosed except to the Company, its counsel, and if required, to governmental and regulatory authorities.

         Please PRINT your response to each question; and, where the answer to any question if "None" or "Not Applicable" please so state.

         I, (we), __________________________________, understand the Shares are being issued WITHOUT registration under the Act in reliance upon the private offering exemption contained in Rule 505 of Regulation D promulgated under
Section 4(2) of the Securities Act, and that such reliance is based in part on the information herein supplied. For the foregoing reasons, and to induce the Company to issue and deliver the Shares to me, I represent and warrant that the information stated herein is true, accurate and complete to the best of my knowledge and belief, and I agree to notify and supply corrective information promptly if, prior to the consummation of my purchase of the Shares, any of such information becomes inaccurate and incomplete.

INDIVIDUAL AND JOINT PURCHASERS SHOULD COMPLETE SECTION A

CORPORATIONS, BUSINESS TRUSTS AND PARTNERSHIPS SHOULD COMPLETE SECTION B

A. INDIVIDUAL AND JOINT PURCHASERS

1. Personal

   a.  Full Name:                                  _____________________________

   b.  Social Security No.:                        _____________________________

   c.  Residence Address:                          _____________________________

                                                   -----------------------------

   d.  Occupation:                                 _____________________________

   e.  Employer:                                   _____________________________

   f.  Business Address:                           _____________________________

                                                   -----------------------------

   g.  Telephone:  Business:                       _____________ Home: _________

   h.  Position or Title:                          _____________________________

   i.  Are You (Check One):    Married:
    ______ Single _______

   j.  Do You File Joint
       Tax Returns(Chock One):       Yes
    __________  No ___________

2. Bank References

   a.  Bank:                                       _____________________________

   b.  Bank Address:                               _____________________________

                                                   -----------------------------

   c.  Bank Telephone No.:                         _____________________________

   d.  Name of Bank
       Representative:                             _____________________________

3. Income, Net Worth and Financial Standing

         a. Did your annual income during each of 1994 and 1995 exceed $200,000, or, did your joint income together with your spouse exceed $300,000 during each of 1994 and 1995, and do you reasonably expert your annual income during 1996 to exceed $200,000, or your joint income together with your spouse to exceed $300,000?

                  Yes _____________               No _______________

         b. Does your individual not worth, or your joint not worth together with your spouse, exceed $1,000,000?

            Yes _______  No _________  Not Applicable __________

         c. Gross income for the most recently
            ended tax year:                                      $____________

         d. Anticipated gross income for
            the year 1996:                                       $____________

         e. Do you anticipate that your income over the next five years will:

                  Increase _______ Decrease _______ Remain Same ________

         f. Is your net worth, excluding home, furnishings and automobiles (Check One):

                  Over $200,000 ___ Over $300,000 ___ Over $400,000 ___

                      Over $________ (State Amount)

         g. What percentage of your net worth are liquid assets (cash or assets readily convertible to cash) (Check One:)

         over 15% _____ over 25% _____ over 35% _____ over 50% ____

         h. Do you have any debts or other obligations, or are there any reasonably foreseeable circumstances likely in the future to require you to dispose of the Shares?

                  Yes ________   No ________         (If yes, please describe
                                                     briefly below)

         ---------------------------------------------------------

         ----------------------------------------------------------

4. Investment Experience

         Describe briefly your prior investment experience in both marketable and unmarketable securities. If none, please so state.

         ---------------------------------------------------------

         ---------------------------------------------------------

5. Education

         Describe your educational background (schools attended and degrees obtained):

         ---------------------------------------------------------

         ---------------------------------------------------------

6. What is your profession, if any?  _______________________

7. Investment Advice

   a. In connection with your proposed purchase of Shares, will you or did you seek advice from any lawyer, accountant, investment advisor or other person or persons?

                  Yes _________             No ___________

                  If Yes, please set forth the name, profession or occupation and business address of each such advisor or prospective advisor and, if more than one, explain briefly the division of responsibilities between them:

         ---------------------------------------------------------

         ---------------------------------------------------------

   b. Do you or any of your advisors, or any of your or their respective affiliates, now have or contemplate having, or have they had, during the past two years, any relationship with the Company and/or any of its officers, directors, or their affiliates; or, any of your advisors or affiliates the beneficial owner of 10% or more of any class of equity securities or 10% or more of the equity interest in the Company or affiliates of the Company;

                  Yes ____________          No _____________


                  If Yes, please describe such relationship and/or ownership.

         ---------------------------------------------------------


B. CORPORATE PURCHASERS, BUSINESS TRUST OR PARTNERSHIP PURCHASERS

1. Name of Corporation, Business Trust or Partnership:
---------------------------------------------------------------

2. Name and Title of Executive Officer Executing Questionnaire:
---------------------------------------------------------------

3. Business Address:          ________________________________________


                              ----------------------------------------

4. Telephone Number:          ________________________________________

5. Representations and Warranties

         The undersigned represents and warrants as follows:

                  a. The corporation, business trust or partnership, as the case may be, has been duly incorporated if a corporation, formed if a business trust or partnership, and is validly existing as a corporation, business trust or partnership, in good standing under the laws of the jurisdiction of its incorporation or formation, with full power and authority to enter into the transactions contemplated by the offering documents.

                  b. (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Shares and the advisors, if any, of the corporation, business trust or partnership, as the case may be, in connection with such consideration are named below and such officers and advisors or partners were duly authorized to act for the corporation, business trust or the partnership in reviewing such investment;

                     (ii) The names and positions of the officers or partners of the undersigned who, on its behalf, have reviewed the purchase of the Shares are as follows:

         ---------------------------------------------------------

                     (iii) In evaluating the merits and risks of the purchase of the Shares, the corporation, business trust or the partnership, as the case may be, intends to rely upon, or has relied upon, the advice of, or will consult with, or has consulted with, the following persons:

         ---------------------------------------------------------

                  c. The officers of the corporation, business trust or the partners of the partnership who, on its behalf, have considered the purchase of the Shares, and the advisors, if any, of the corporation or the corporation, business trust or partnership in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of purchase of the Shares and of making an informed investment decision;

                  d. Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned (i) expects to have adequate taxable income to realize the economic and potential tax benefits from ownership of the Shares, and (ii) has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to the investment and operation thereof;

                  e. The total assets of the corporation, business trust or partnership are in excess of $_______________.

                  f. The net worth of the corporation. business trust or the partnership is in excess of $_____________.

                  g. The corporation, business trust or the partnership has had, during each of the past two tax years, gross income from all sources of $_____________ and $_______________, respectively.

                  h. The undersigned expects the corporation, business trust or the partnership to have during the current and next tax year, gross income from all sources of at least $____________; and

                  i. The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder.

                  j. Indicate the following if a partnership purchaser:

                  (i) The date the partnership was formed:

                  (ii) The names of each partner in the partnership. Please have each individual partner execute a separate questionnaire or forward to the Company a letter indicating whether or not each partner is sophisticated and has a sufficient net worth or salary level to be deemed an "accredited investor" under Rule __________ promulgated under the Securities Act.

         ---------------------------------------------------------

         ---------------------------------------------------------

         The undersigned warrants and represents that the foregoing statements are true and accurate to the best of the information and belief of the undersigned and the undersigned will promptly notify the Company of any changes in the foregoing answers.

                                        FOR INDIVIDUALS

                                        Purchaser


Dated:__________, 1996                  ______________________________________

                                        Signature

                                        ______________________________________
                                        Signature (If Joint)

                                        FOR CORPORATIONS


Dated:____________, 1996                ______________________________________

                                        Name of Company

                                        ______________________________________
                                        Executive Officer


                                        ______________________________________
                                        Signature of Officer


                                        FOR BUSINESS TRUSTS


Dated:___________, 1996                 _______________________________________
                                        Name of Business Trust


                                        _______________________________________
                                        Name of Trustee Executing
                                        Questionnaire

                                        _______________________________________
                                        Signature of Trustee


                                        FOR PARTNERSHIPS

Dated:___________, 1996                 _______________________________________
                                        Name of Partnership

                                        _______________________________________
                                        Name of Partner Executing
                                        Questionnaire

                                        _______________________________________
                                        Signature of Partner

FOR PENNSYLVANIA RESIDENTS:

         The undersigned hereby agrees not to sell any of the securities acquired hereunder for a period of 12 months from the date he acquires such securities.

                                        By:
                                           ____________________________________
                                           Signature

                                        _______________________________________
                                        Printed Name

                                        _______________________________________
                                        Date

                                        _______________________________________
                                        Street

                                        _______________________________________
                                        City,                State       Zip

                                        _______________________________________
                                        Social Security Number of Federal
                                        ID No.

                                        _______________________________________
                                        Telephone No. of Subscriber


AGREED AND ACCEPTED BY:

AMERICAN FILM TECHNOLOGIES, INC.


By:___________________________________
   Gerald M. Wetzler
   Chief Executive Officer

Date:_________________________________